SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                                 July 17, 1996
                     (Date of earliest event reported)

                 NEW WORLD COMMUNICATIONS GROUP INCORPORATED
           (Exact name of Registrant as specified in its charter)

       Delaware                0-23592                13-3743606
     (State of          (Commission File No.)      (IRS Employer
     Incorporation)                                Identification No.)

       3200 Windy Hill Road, Suite 1100-West, Atlanta, Georgia  30339
        (Address of principal executive offices, including zip code)

                               (770) 955-0045
            (Registrant's telephone number, including area code)

       _____________________________________________________________
       (Former name or former address, if changed since last report)


          ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

                    New World Communications Group Incorporated
          (the "Company"), NWCG (Parent) Holdings Corporation, a Delaware corporation ("NWCGP"), NWCG Holdings Corpora-tion, a Delaware corporation and a subsidiary of NWCGP ("Holdings"), and The News Corporation Limited, a South Australia corporation ("News Corp."), have entered into a binding Memorandum of Understanding, dated as of July 17, 1996 (the "Agreement"), pursuant to which (a) a subsid-iary of News Corp. will merge with and into the Company and the Company will become a subsidiary of News Corp. (the "Merger"), and each outstanding share of common stock of the Company (other than shares held by News Corp.) will be converted into the right to receive 1.45 American Depositary Receipts ("ADRs") of News Corp., each representing four Preferred Limited Voting Ordinary Shares of News Corp., (b) News Corp. will purchase from NWCGP (i) all of the shares of capital stock of the Company owned by NWCGP and (ii) all of the outstanding capital stock of Holdings for 1.45 ADRs per share of common stock of the Company owned in the aggregate by NWCGP and Holdings, reduced by the amount of certain indebtedness of Holdings, (c) News Corp. will purchase from an affiliate of NWCGP certain real estate consisting of an office building that serves as the Company's head-quarters in Los Angeles, California, and (d) News Corp. will assume all of the obligations of an affiliate of NWCGP under certain promissory notes issued in connection with the acquisition of New World Entertainment Ltd. In addition, NWCGP has agreed to vote, or cause to be voted, all of the shares of capital stock of the Company benefi-cially owned by it or its subsidiaries in favor of the Merger and, if applicable, the other transactions contem-plated by the Agreement.

                    The Merger and the other transactions are conditioned on one another and the Merger is subject to certain other conditions, including approval by the Federal Communications Commission and other customary conditions.

                    The description of the Agreement included in this Report is a summary and is qualified in its entirety by the terms of the Agreement, which is filed as Exhibit
          2.1 to this Report and is incorporated herein by reference.

          ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                    (c)  Exhibits

                     2.1    Memorandum of Understanding among the
                            Company, NWCGP, Holdings and News
                            Corp., dated as of July 17, 1996

                    99.1    Press Release issued by the Company,
                            dated July 17, 1996


                                  SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NEW WORLD COMMUNICATIONS
                                   GROUP INCORPORATED

                                   By:   /s/ Joseph P. Page
                                        ___________________________
                                        Joseph P. Page
                                        Executive Vice President
                                        and Chief Financial Officer

          Date:  July 30, 1996


                                EXHIBIT INDEX

          Exhibit
          Number            Exhibit                               Page

           2.1              Memorandum of Understanding among the
                            Company, NWCGP, Holdings and News
                            Corp., dated as of July 17, 1996

          99.1              Press Release issued by the Company,
                            dated July 17, 1996